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                                           Exhibit 10.54





                               USPS Contract





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
                                                  ORDER/SOLICITATION/OFFER/AWARD

                                                                                  1.  REQUISITION NO.
OFFEROR TO COMPLETE BLOCKS 13, 14, 16, 18, 23, 24 AND 28                                                              PAGE 1 OF 1
                                                                                      03-13188

2. CONTRACT/ORDER NO.  3. AWARD/EFFECTIVE DATE   4. MASTER/AGENCY CONTRACT NO.    5. SOLICITATION NO.   6. SOLICITATION ISSUE DATE

   3AABRD-03-P-6080       06/16/2003                                                 3AAERD-03-A-1200      04/07/2003


7. FOR SOLICITATION    a. NAME                                 b. TELEPHONE NO.   c. FAX NO.            8. OFFER DUE DATE/TIME
   INFORMATION CALL
                          Thomas Fallon                           (703) 280-7934     (703) 280-8428        04/28/2003

9. ISSUED BY:                                      10. ACO     11. SOLICITATION   12. DELIVERY FOR FOB  13. DISCOUNT TERMS
   U.S. POSTAL SERVICE                                 CODE        METHOD             DESTINATION
   AUTOMATION CMC                                                                     UNLESS BLOCK IS
   8403 LEE HIGHWAY DEWEY BLDG                     3AABRD          / / RFQ            CHECKED               NET 30
   MERRIFIELD VA 22082-8150                                        /X/ RFP
   EMAIL: tfallon@email.usps.gov                                   / / ORAL           / / SEE SCHEDULE

14a. SUPPLIER                                                  15a. BILLING ADDRESS
     Government Telecommunications, Inc.
     Thomas Cuneo
     4500 Southgate Place                                           U.S. POSTAL SERVICE
     Suite 300                                                      TECH. ACQ. MGT. - LINDA HUNT
     Chantilly    VA 20151                                          8403 LEE HIGHWAY DEWEY BLDG
                                                                    MERRIFIELD VA 22082-8148
TEL:   (703) 631-5155              FAX:
EMAIL:

14b. / / CHECK BOX IF REMITTANCE IS DIFFERENT                  15b. SUBMIT INVOICES TO ADDRESS SHOWN IN BLOCK 15a.
         AND PUT SUCH ADDRESS IN OFFER                              UNLESS BLOCK IS CHECKED  / / SEE ADDENDUM

16. TYPE OF BUSINESS ORGANIZATION (Check all that apply)       17a. DELIVERY ADDRESS

    a. / / MINORITY BUSINESS   b. / / WOMAN-OWNED                   See Part 1
       / / BLACK AMERICAN      c. /X/ SMALL BUSINESS
       / / HISPANIC AMERICAN   d. / / EDUCATIONAL INSTITUTION
       / / NATIVE AMERICAN     e. / / NON-PROFIT ORGANIZATION       MERRIFIELD    VA 22082-8148
       / / ASIAN AMERICAN      f. / / NONE OF THE ABOVE
                                      ENTITIES                 17b. TELEPHONE NO.:

18. TAXPAYER IDENTIFICATION NO.: 52-1467966                    17c. DELIVER BY/END DATE:

   19.                         20.                                 21.             22.             23.                  24.
ITEM NO.          SCHEDULE OF SUPPLIES/SERVICES                 QUANTITY          UNIT          UNIT PRICE            AMOUNT

0001                  MPI Structured Wiring                       1,000            DO         $15,000,000.00      $15,000,000.00
                      Installation. The contractor
                      shall design, install, and
                      test a structured wiring
                      system as directed in task
                      orders in accordance with the
                      unit priced schedule on page
                      3-1.


25.                                                             TOTAL AWARD AMOUNT (USPS Use Only)                 15,000,000.00

26. / / The supplier is required to sign this document and      27. /X/ Award of Contract: Your offer on solicitation
        return ___ copies to the issuing office. The supplier       (block 5) is accepted as to items See Award Data Sheet
        agrees, subject to the terms and conditions specified                                         --------------------
        herein, to provide and deliver all items identified
        above and on any additional sheets.

28a. SIGNATURE OF SUPPLIER                                      29a. UNITED STATES POSTAL SERVICE (SIGNATURE OF CONTRACTING
                                                                     OFFICER)
     /s/ Thomas M. Cuneo                                             /s/ Robert D. D'Orso

28b. PRINTED NAME AND TITLE OF SUPPLIER     28c. DATE SIGNED    29b. PRINTED NAME OF CONTRACTING OFFICER         28c. DATE SIGNED

     Thomas M. Cuneo, Vice President             6/13/03             Robert D. D'Orso C.P.M.                          6/20/03

PS FORM 8203 (MARCH 2002)


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                              AWARD DATA SHEET
                         CONTRACT 3AAERD-03-P-6080

The parties agree that the contractor's offer on Solicitation 3AAERD-03-A-1200 includes all Amendments 001 through 005 and included the following additional modifications:

A.  ADDED CLAUSES

CLAUSE B-26  PROTECTION OF POSTAL SERVICE BUILDINGS, EQUIPMENT, AND
             VEGETATION (JANUARY 1997)

  The supplier must use reasonable care to avoid damaging buildings, equipment, and vegetation (such as trees, shrubs, and grass) on the Postal Service installation. If the supplier fails to do so and damages any buildings, equipment, or vegetation, the supplier must replace or repair the damage at no expense to the Postal Service, as directed by the contracting officer. If the supplier fails or refuses to make repair or replacement, the supplier will be liable for the cost of repair or replacement, which may be deducted from the contract price.

CLAUSE B-27  PERFORMANCE AT OCCUPIED POSTAL PREMISES (JANUARY 1997)

a.  In performing this contract, the supplier must:
    (1) Comply with applicable Occupational Safety and Health Standards (29 CFR 1910) promulgated pursuant to the authority of the Occupational Safety and Health Act of 1970;
    (2) Comply with any other applicable federal, state, or local regulations governing work-place safety to the extent they do no conflict with a.1 above; and
    (3) Take all other proper precautions to protect the safety and health of the supplier's employees, Postal Service employees, and the public.
b. The supplier must coordinate its use of the premises with the installation head or other representative designated by the contracting officer. Subjects of this coordination include the designation of work and storage areas; the extent, if any, of use by the supplier of Postal Service tools and equipment; the furnishing by the supplier of appropriate signs and barricades to exclude unauthorized personnel from the work areas and to call attention to hazards and dangers; and other matters relating to the protection of Postal Service employees and property.

CLAUSE 7-4  INSURANCE (JANUARY 1997)

a. During the term of this contract and any extension, the supplier must maintain at its own expense the insurance required by this clause. Insurance companies must be acceptable to the Postal Service. Policies must include all terms and provisions required by the Postal Service.

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b.  The supplier must maintain and furnish evidence of workers' compensation, employers' liability insurance, and the following general public liability and automobile liability insurance:

                               Bodily       Property Damage
                               Injury
                               ----------------------------------------------
         General Liability     $100,000     Per occurrence (as set forth in
                               per person*  the Schedule)
                               $500,000     Aggregate (as set forth in the
                               per          Schedule)
                               accident*
         Automobile            $100,000     $10,000 per occurrence
         Liability             per person*
                               $500,000     $10,000 aggregate*
                               per
                               accident*

         *Unless modified in the
          Schedule

c.  Each policy must include substantially the following provision:
"It is a condition of this policy that the company furnish written notice to the U.S. Postal Service 30 days in advance of the effective date of any reduction in or cancellation of this policy."
b. The supplier must furnish a certificate of insurance or, if required by the contracting officer, true copies of liability policies and manually countersigned endorsements of any changes. Insurance must be effective, and evidence of acceptable insurance furnished, before beginning performance under this contract. Evidence of renewal must be furnished not later than five days before a policy expires.
c. The maintenance of insurance coverage as required by this clause is a continuing obligation, and the lapse or termination of insurance coverage without replacement coverage being obtained will be ground for termination for default:

CLAUSE 6-1  CONTRACTING OFFICER'S REPRESENTATIVE (JANUARY 1997)

The contracting officer will appoint a contracting officer's representative
(COR), responsible for the day-to-day administration of the contract, who will serve as the Postal Service's point of contact with the supplier on all routine technical and program management matters. The COR will be authorized to issue and approve task orders under this contract in addition to the usual responsibilities and authorities of the COR.

The COR for this contract is Linda Hunt, Technology Acquisition Management. She can be contacted as follows:

    8403 Lee Highway (Dewey)
    Merrifield, Virginia 22082-8148
    (703) 280-7878

B.  REVISED DELIVERY SCHEDULE

The parties agree to replace Appendix A of the SOW with the attached delivery schedule.

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C.  LINE ITEMS INCLUDED IN THE AWARD

The Postal Service accepts the contractor's final offer only on items relating to Category Six wiring. That is to say the funded contract award is only for items 0142-0282. The Postal Service also includes Option Items for Category Six wiring in the contract but is not yet exercising these Option items identified in Items 0424-0564.

The Postal Service hereby accepts Items 0565-0577 for inclusion in the contract. These items will be in effect throughout the term of the contract, including the additional term for any option items.

The Contract Line Item schedule attached reflects the above changes.

D.  SOW CHANGE

The last line of paragraph 1 of Section A.7 of the SOW has changed. There are no other changes except as may have been in Amendments to the RFP. Replace the SOW with Attachment Three to this Award Data Sheet.

E. ATTACHMENTS

    1. Revised Line Item Schedule, Pages 3-1 -- 3-8
    2. Revised Final Delivery Schedule, Two Pages
    3. Revised SOW

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                                                                 PAGE OF PAGES
        U.S. POSTAL SERVICE: CONTRACT/ORDER MODIFICATION           1       1

1. MODIFICATION NO.  M 005         CONTRACT/ORDER/AGREEMENT: 3AAERD-03-P-6080
2. a. DATE ISSUED:   09/25/2003         b. PR NO.:   03-26396
   c. FINANCE NO.:   660794             d. TIN/SSN:  52-1467966

3. SUPPLIER:                            4. ISSUED BY:
   Government Telecommunications Inc.      U.S. POSTAL SERVICE
   4500 Southgate Place                    AUTOMATION CMC
   Suite 300                               8403 LEE HIGHWAY DEWEY BLDG
   Chantilly        VA 20151               MERRIFIELD VA 22082-8150

ATTENTION:                              FOR INFORMATION CALL:
   Bill Leonard                            [OMITTED FOR CONFIDENTIALITY]
   (703) 631-5155
                                        ACO CODE: 3AAERD

5. The above numbered contract/order/agreement is modified as set forth in Block 6, by modification issued pursuant to authority of the Changes clause.

6. DESCRIPTION OF MODIFICATION:
   This modification directs the attached changes to the SOW affecting paragraph B.5. and Attachment B-3. It also adds the requirement to install an MPI Network at the Engineering Center in Merrifield, VA. This work is funded under Finance Number 66-0007, PCN 3900.34.

                                USPS 1.013.00
                                   RECEIVED
                                   10/6/03

Except as provided herein, all terms and conditions of the document referenced in Block 1, as heretofore changed, remain unchanged and in full force and effect.

7. ACCOUNTS PAYABLE DATA / / is not,  /X/ is changed, see

    Previous Grand Total:            $15,000,000.00
    Value of Modification:            $1,611,467.00
    New Grand Total:                 $16,611,467.00

The supplier /X/ is not  / / is required to sign and return an original
and     copy(ies) of this modification to the Issuing Office (See Block 4).

8. SIGNATURES: SUPPLIER                  U.S. POSTAL SERVICE

                                         /s/ Robert D. D'Orso           9/25/03
-----------------------------  --------  ----------------------------- --------
          Signature              Date              Signature             Date

                                                 Robert D. D'Orso C.P.M.
---------------------------------------  --------------------------------------
Name of Person Authorized to Sign                  Contracting Officer


--------------------------------------
                Title




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                                                                 PAGE OF PAGES
        U.S. POSTAL SERVICE: CONTRACT/ORDER MODIFICATION           1       1

1. MODIFICATION NO.  M 006         CONTRACT/ORDER/AGREEMENT: 3AAERD-03-P-6080
2. a. DATE ISSUED:   10/28/2003         b. PR NO.:   04-01546
   c. FINANCE NO.:   660794             d. TIN/SSN:  52-1467966

3. SUPPLIER:                            4. ISSUED BY:
   Government Telecommunications Inc.      U.S. POSTAL SERVICE
   4500 Southgate Place                    AUTOMATION CMC
   Suite 300                               8403 LEE HIGHWAY DEWEY BLDG
   Chantilly        VA 20151               MERRIFIELD VA 22082-8150

ATTENTION:                              FOR INFORMATION CALL:
   Thomas Cuneo                            [OMITTED FOR CONFIDENTIALITY]
   (703) 631-5155
                                        ACO CODE: 3AAERD

5. The above numbered contract/order/agreement is modified as set forth in Block 6, by supplemental agreement entered into pursuant to authority of mutual agreement of the parties.

6. DESCRIPTION OF MODIFICATION:
   This modification definitizes previously unpriced line items, makes changes to the SOW, and changes the payment terms.

   In Block 13 of the PS Form 8203 change the contents to read "1/2 percent 15, Net 30."

   Replace the Contract Line Item Schedule with the attached.

   Replace the existing SOW with the attached Revision 2.0.


Except as provided herein, all terms and conditions of the document referenced in Block 1, as heretofore changed, remain unchanged and in full force and effect.

7. ACCOUNTS PAYABLE DATA /X/ is not,  / / is changed, see

    Previous Grand Total:            $1,611,467.00
    Value of Modification:                   $0.00
    New Grand Total:                 $1,611,467.00

The supplier / / is not /X/ is required to sign and return an original and 1 copy(ies) of this modification to the Issuing Office (See Block 4).

8. SIGNATURES: SUPPLIER                  U.S. POSTAL SERVICE

/s/ Judith McCune              10/29/03  /s/ Robert D. D'Orso          10/29/03
-----------------------------  --------  ----------------------------- --------
          Signature              Date              Signature             Date

             Judith McCune                       Robert D. D'Orso C.P.M.
---------------------------------------  --------------------------------------
Name of Person Authorized to Sign                  Contracting Officer

          V.P. Operations
---------------------------------------
                Title




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                                                                 PAGE OF PAGES
    CONTRACT/ORDER MODIFICATION DESCRIPTION - CONTINUATION         2       2

1. MODIFICATION NO.  M 007         CONTRACT/ORDER/AGREEMENT: 3AAERD-03-P-6080

6. DESCRIPTION OF MODIFICATION:

   All wiring shall be installed under the raised floor by use of consolidation points at the USPS Engineering Building. All wiring at the Dewey Building shall be installed above the existing suspended ceiling.

   This work is funded under Finance Number 66-0007. Correct the PCN in Modification 005 to read 3910.20. The definitized firm fixed price for this work is $1,558,889.

   See attached revision to the Contract Line Item Schedule incorporating the definitized items.




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                                                                 PAGE OF PAGES
        U.S. POSTAL SERVICE: CONTRACT/ORDER MODIFICATION           1       2

1. MODIFICATION NO.  M 007         CONTRACT/ORDER/AGREEMENT: 3AAERD-03-P-6080
2. a. DATE ISSUED:   11/05/2003        b. PR NO.:  04-02284
   c. FINANCE NO.:   660794            d. TIN/SSN: 52-1467966

3. SUPPLIER:                           4. ISSUED BY:
   Government Telecommunications Inc.     U.S. POSTAL SERVICE
   4500 Southgate Place                   AUTOMATION CMC
   Suite 300                              8403 LEE HIGHWAY DEWEY BLDG
   Chantilly            VA 20151          MERRIFIELD VA 22082-8150

ATTENTION:                             FOR INFORMATION CALL:
   Bill Leonard                           [OMITTED FOR CONFIDENTIALITY]
   (703) 631-5155

                                       ACO CODE:  3AAERD

5. The above numbered contract/order/agreement is modified as set forth in Block 6, by supplemental agreement entered into pursuant to authority of the Changes clause.

6. DESCRIPTION OF MODIFICATION:

   The purpose of this modification is to definitize Modification 005 for the design, engineering, installation and test of an infrastructure replacement of the local area network wiring system supporting the Engineering and Dewey Buildings at the Merrifield USPS facility, in accordance with GTI Quotes GTI031016Rev2 and GTI031017Rev2.

   Work shall commence on November 10, 2003 and shall be completed not later than January 31, 2004. Work may be performed during the blackout period, although otherwise prohibited by the contract, because these facilities are not mail processing facilities. Work shall involve multiple shifts in order to minimize disruption to USPS personnel and their mission.


Except as provided herein, all terms and conditions of the document referenced in Block 1, as heretofore changed, remain unchanged and in full force and effect.

7. ACCOUNTS PAYABLE DATA  | | is not,   |X| is changed, see

     Previous Grand Total:           $16,611,467.00
     Value of Modification:             -$52,578.00
     New Grand Total:                $16,558,889.00

The supplier  | | is not   |X| is required to sign and return an original and 1
copy(ies) of this modification to the Issuing Office (See Block 4).

8. SIGNATURES: SUPPLIER                U.S. POSTAL SERVICE


   /s/ Judith McCune       11/6/03       /s/ Robert P. D'Orso C.P.M.    11/6/03
------------------------- ----------   ------------------------------- --------
        Signature            Date              Signature                 Date

           Judith McCune                     Robert P. D'Orso C.P.M.
------------------------------------   ----------------------------------------
 Name of Person Authorized to Sign             Contracting Officer

           V.P. Operations
------------------------------------
                Title



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                                                                 PAGE OF PAGES
        U.S. POSTAL SERVICE: CONTRACT/ORDER MODIFICATION           1       1

1. MODIFICATION NO.  M 008         CONTRACT/ORDER/AGREEMENT: 3AAERD-03-P-6080
2. a. DATE ISSUED:   11/20/2003        b. PR NO.:  04-03276
   c. FINANCE NO.:   670040            d. TIN/SSN: 52-1467966

3. SUPPLIER:                           4. ISSUED BY:
   Government Telecommunications Inc.     U.S. POSTAL SERVICE
   4500 Southgate Place                   AUTOMATION CMC
   Suite 300                              8403 LEE HIGHWAY DEWEY BLDG
   Chantilly            VA 20151          MERRIFIELD VA 22082-8150

ATTENTION:                             FOR INFORMATION CALL:
   Bill Leonard                           [OMITTED FOR CONFIDENTIALITY]
   (703) 631-5155

                RECEIVED
                11/20/03
              USPS3.063.00            ACO CODE:  3AAERD

5. The above numbered contract/order/agreement is modified as set forth in Block 6, by modification issued pursuant to authority of the Changes clause.

6. DESCRIPTION OF MODIFICATION:

This modification adds the requirement for the W.F. Bolger Leadership Development Center to the MPI contract. The contractor shall begin work immediately and the work will be completed within 10 weeks of the execution date of this modification as proposed by the contractor in the attached proposal. The prices for elements of the work not already on the MPI contract remain undefinitized, and these additional line items shall be definitized within 30 days of receipt of this modification. The Finance Number for this action is 67-0040, PCN: 3600.10.

Attachment: Contractor's proposal, two pages.


Except as provided herein, all terms and conditions of the document referenced in Block 1, as heretofore changed, remain unchanged and in full force and effect.

7. ACCOUNTS PAYABLE DATA  | | is not,   |X| is changed, see

     Previous Grand Total:           $16,558,889.00
     Value of Modification:           $2,257,531.00
     New Grand Total:                $18,816,420.00

The supplier |X| is not | | is required to sign and return an original and copy(ies) of this modification to the Issuing Office (See Block 4).

8. SIGNATURES: SUPPLIER                U.S. POSTAL SERVICE


                                          /s/ Mark Guilfoil       NOV. 20, 2003
------------------------- ----------   -------------------------  -------------
        Signature            Date              Signature               Date

                                                  Mark Guilfoil
------------------------------------   ----------------------------------------
 Name of Person Authorized to Sign             Contracting Officer


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